UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

September 30, 2025

Date of Report (Date of earliest event reported)

Equillium, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38692	82-1554746
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2223 Avenida de la Playa
Suite 105
La Jolla, California	92037
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 240-1200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	EQ	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

On September 30, 2025, the Audit Committee (the “Audit Committee”) of the Board of Directors (the “Board”) of Equillium, Inc. (the “Company”) approved dismissal of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm, with such dismissal to become effective on September 30, 2025.

KPMG’s audit reports on the Company’s consolidated financial statements as of and for the years ended December 31, 2024 and 2023 did not contain any adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except as follows: KPMG’s report on the consolidated financial statements of the Company as of and for the years ended December 31, 2024 and 2023 contained a separate paragraph stating that “The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the consolidated financial statements, the Company has suffered significant operating losses and negative cash flows from operations that raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

During the Company’s fiscal years ended December 31, 2024 and 2023 and the subsequent interim period through September 30, 2025: (1) there were no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304) with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of such disagreements in connection with its reports on the consolidated financial statements for such periods and (2) there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided KPMG with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the “SEC”) and requested that KPMG furnish the Company with a letter addressed to the SEC stating whether KPMG agrees with the statements made by the Company in this Current Report on Form 8-K and, if not, stating the respects, if any, in which KPMG does not agree with such statements. A copy of the letter from KPMG is filed with this Current Report on Form 8-K as Exhibit 16.1.

(b) Engagement of New Independent Registered Public Accounting Firm

On September 30, 2025, the Audit Committee approved the engagement of Crowe LLP (“Crowe”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, subject to the execution of an engagement letter and completion of Crowe’s standard client acceptance procedures. Upon the execution of an engagement letter with Crowe, the Company will file an amendment to this Current Report on Form 8-K with the specific date of engagement and an update to the disclosures required by Item 304(a)(2) of Regulation S-K through that date.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Resignation of Directors

On September 30, 2025, each of Stephen Connelly, Ph.D. and Bala Manian, Ph.D. tendered his resignation from the Board, effective October 1, 2025 (the “Effective Date”). Additionally, Dr. Manian tendered his resignation from the Audit Committee and from the Compensation Committee of the Board (the “Compensation Committee”) as of the Effective Date. Neither Dr. Connelly’s nor Dr. Manian’s resignation is the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. In connection with Dr. Connelly’s and Dr. Manian’s resignations, the Board reduced the size of the Board from nine directors to seven directors.

On September 30, 2025, the Board, upon recommendation of the Nominating and Corporate Governance Committee of the Board (the “Nominating Committee”), appointed Charles McDermott, as a member of the Company’s Audit Committee to fill the vacancy created by Dr. Manian’s resignation, as of the Effective Date. The Audit Committee is now composed of Martha Demski (Chair), Charles McDermott, and Barbara Troupin, M.D.

On September 30, 2025, the Board, upon recommendation of the Nominating Committee, appointed Mark Pruzanski, M.D. to serve as the chairperson of the Compensation Committee, as of the Effective Date. The Compensation Committee is now composed of Dr. Pruzanski (Chair) and Ms. Demski.

On September 30, 2025, Daniel M. Bradbury agreed to transition from Executive Chairman of the Company to Chairman of the Board effective as of the Effective Date.

(c) Appointment of President

On September 30, 2025, the Board appointed Dr. Connelly, the Company’s Chief Scientific Officer, as the Company’s President. There will be no change to Dr. Connelly’s compensation arrangements with the Company at this time.

The biography of Dr. Connelly is incorporated herein by reference to the section titled “Proposal 1: Election of Directors – Class I Director Nominees for Election at the Annual Meeting” of the Company’s definitive proxy statement on Schedule 14A, filed with the SEC on April 10, 2025, as revised on April 30, 2025.

Dr. Connelly has no family relationships with any of the Company’s directors or executive officers, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. In addition, there are no arrangements or understandings between Dr. Connelly and any other person pursuant to which he was selected to his role with the Company.

Bruce Steel remains the Company’s Chief Executive Officer and a member of the Board.

Item 8.01	Other Events.

On September 30, 2025 (the “Termination Date”), the Company entered into a termination agreement with Biocon Limited (“Biocon” and the agreement, the “Termination Agreement”) pursuant to which the Company and Biocon terminated that certain (i) collaboration and license agreement with Biocon, dated May 22, 2017, as amended September 28, 2018, April 22, 2019, December 10, 2019, and April 14, 2021 (the “Biocon License”), (ii) the Memorandum of Understanding dated April 7, 2022 (the “MoU”), and (iii) certain other corresponding agreements (collectively with the Biocon License and MoU, the “Biocon Agreements”), with all licenses granted by Biocon to the Company under the Biocon Agreements, including with respect to itolizumab, terminating and reverting to Biocon. As consideration for certain technical services the Company is obligated to provide to Biocon following the Termination Date, Biocon agreed to pay the Company a technical service fee of $363,000. In lieu of Biocon paying the technical service fee to the Company, Biocon will set off amounts owed by the Company to Biocon under or in connection with the Biocon Agreements through the Termination Date, with the amount of such set-off to equal such technical service fee, plus any other amount that has been or may be invoiced by the Company to Biocon for work performed by the Company with respect to itolizumab through the Termination Date, and to be limited to the aggregate amounts that have been or may be invoiced by Biocon to the Company, or are or may be otherwise owed by the Company to Biocon, under or in connection with the Biocon Agreements through the Termination Date.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

16.1	Letter from KPMG LLP to the SEC dated October 6, 2025.

104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUILLIUM, INC.

Date: October 6, 2025	By:	/s/ Bruce D. Steel
	Name:	Bruce D. Steel
	Title:	Chief Executive Officer